                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 13, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           MICHIGAN                     1-16577                38-3150651
 (State or other jurisdiction of    (Commission File        (I.R.S. Employer
         incorporation)                  Number)           Identification No.)


       5151 CORPORATE DRIVE, TROY, MICHIGAN                  48098
     (Address of principal executive offices)              (Zip Code)


                                 (248) 312-2000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 13, 2005, Flagstar Bancorp, Inc. (the "Company") was informed by Grant Thornton LLP ("Grant Thornton"), the Company's independent registered public accounting firm, that Grant Thornton has resigned as the Company's independent registered public accounting firm. The Company's Audit Committee is currently in the process of engaging a new independent registered public accounting firm, but there can be no assurance that the Company will be able to engage a successor independent registered public accounting firm prior to the filing due date of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

The reports of Grant Thornton on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with its audits for each of the two most recent fiscal years and through June 13, 2005, there have been no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through June 13, 2005, there have been no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)), other than as follows:

     o In Item 9A of the Company's Annual Report on Form 10-K, which the Company filed with the Securities and Exchange Commission on March 23, 2005, Management's Annual Report on the Internal Control over Financial Reporting stated, and Grant Thornton's report on internal controls reiterated, that because of the material weaknesses disclosed in those reports, the Company's internal control over financial reporting was not effective as of December 31, 2004, based on the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control -- Integrated Framework. The Company reported six material weaknesses in the Company's system of internal control over financial reporting, which are more fully described in Item 9A of the Company's Form 10-K and can be summarized as including: (i) deficiencies related to the Company's accounting for derivative activities; (ii) deficiencies related to recording of accrued interest receivable; (iii) deficiencies related to the documentation of the evaluation of the appropriateness of accounting estimates; (iv) deficiencies surrounding the recording of non-routine journal entries; (v) deficiencies related to validation and evaluation of data; and (vi) deficiencies related to company-level controls.

     o In Item 4 of the Company's Quarterly Report on Form 10-Q, which the Company filed with the Securities and Exchange Commission on May 10, 2005 (the "Form 10-Q"), the Company reported that based upon a review and evaluation of the effectiveness of the Company's disclosure controls and procedures as of March 31, 2005, its principal executive and financial officers concluded that the Company's disclosure controls and procedures, as designed and implemented, were operating effectively as of that date. Grant Thornton has informed the Company that management's conclusion regarding disclosure controls may be materially misstated. After further consideration of Grant Thornton's views, the Company decided to amend the Form 10-Q to report that its principal executive and financial officers determined that the disclosure controls and procedures were not effective as of March 31, 2005. Based on discussions with its outside legal counsel and the staff of the Securities and Exchange Commission, the Company continues to believe that it is within the reasonable discretion of the Company's principal executive and financial officers to conclude that disclosure controls and procedures are effective notwithstanding previously identified material weaknesses in internal control over financial reporting. However, the Company is of the view that reasonable persons may differ as to whether disclosure controls and procedures are effective when internal control weaknesses have been previously identified and is aware that other public companies in similar situations have reported that disclosure controls were not effective as a result of previously reported material weaknesses in internal control over financial reporting.

Discussions concerning the aforementioned reportable events have occurred between representatives of Grant Thornton and the Company's Audit Committee. The Company intends to authorize Grant Thornton to respond fully to the inquiries of the new independent registered public accounting firm concerning the reportable events.

The Company has provided Grant Thornton with a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K and has requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of that letter, dated June 15, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
16.1                  Letter from Grant Thornton LLP dated June 15, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          FLAGSTAR BANCORP, INC.

      Dated: June 15, 2005                  By: /s/ Michael W. Carrie
                                                --------------------------------
                                                Michael W. Carrie
                                                Executive Director, Chief
                                                Financial Officer, and Treasurer

                                 EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------
16.1                  Letter from Grant Thornton LLP dated June 15, 2005.